Nationwide Life Insurance Company: • Nationwide Variable Account - 7

Prospectus supplement dated December 31, 2008 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual fund as an investment option under your contract.  Effective December 31, 2008, this investment option changed its name as indicated below.

OLD NAME	NEW NAME
Nationwide Variable Insurance Trust – Lehman Brothers NVIT Core Plus Bond Fund – Class II	Nationwide Variable Insurance Trust – NVIT Core Plus Bond Fund – Class II